Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	THL Fund VII Coinvestment Partners, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	INC Research Holdings, Inc. [INCR]

Date of the Earliest Transaction
Required to be Reported (Month/Day/Year):	August 1, 2017

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THL FUND VII COINVESTMENT PARTNERS, L.P.
By: Thomas H. Lee Partners, L.P., its General Partner
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:
/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Managing Director

August 3, 2017

 Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	THL Coinvestment Partners, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	INC Research Holdings, Inc. [INCR]

Date of the Earliest Transaction
Required to be Reported (Month/Day/Year):	August 1, 2017

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THL COINVESTMENT PARTNERS, L.P.
By: Thomas H. Lee Partners, L.P., its General Partner
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:
/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Managing Director

August 3, 2017

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	THL Operating Partners, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	INC Research Holdings, Inc. [INCR]

Date of the Earliest Transaction
Required to be Reported (Month/Day/Year):	August 1, 2017

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THL OPERATING PARTNERS, L.P.
By: Thomas H. Lee Partners, L.P., its General Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:
/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Managing Director

August 3, 2017

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Great-West Investors, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	INC Research Holdings, Inc. [INCR]

Date of the Earliest Transaction
Required to be Reported (Month/Day/Year):	August 1, 2017

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

GREAT-WEST INVESTORS, L.P.
By: Thomas H. Lee Partners, L.P., its Attorney-in-Fact
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:
/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Managing Director

August 3, 2017

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Putnam Investments Employees’ Securities Company III, LLC,

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	INC Research Holdings, Inc. [INCR]

Date of the Earliest Transaction
Required to be Reported (Month/Day/Year):	August 1, 2017

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES COMPANY III, LLC
By: Putnam Investments Holdings, LLC, its Managing Member
By: Putnam, LLC, its Managing Member
By: Thomas H. Lee Partners, L.P., its Attorney-in-Fact
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:
/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Managing Director

August 3, 2017

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	THL Executive Fund VII, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	INC Research Holdings, Inc. [INCR]

Date of Earliest Transaction Required to
be Reported:	August 1, 2017

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THL EXECUTIVE FUND VII, L.P.
By: THL Equity Advisors VII, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:
/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Managing Director

August 3, 2017

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	THL Equity Fund VII Investors (inVentiv), L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	INC Research Holdings, Inc. [INCR]

Date of Earliest Transaction Required to
be Reported:	August 1, 2017

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE EQUITY FUND VII INVESTORS (INVENTIV), L.P.
By: THL Equity Advisors VII, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:
/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Managing Director

August 3, 2017